Fiscal 2023 Fourth-Quarter and Full-Year Earnings Conference Call /////// August 22, 2023 Exhibit 99.3

Forward-looking Statements and Non-GAAP Financial Measures Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as those related to our ability to advance our long-term strategies, our ability to achieve multi-year compound annual growth targets for total net revenue, adjusted EBITDA and adjusted EPS, our continued ability to address the evolving healthcare and macro-economic trends in supply chain, staffing, technology-enablement and artificial intelligence, the impact of a shift to enterprise-level analytics agreements and our ability to replace converted SaaS-based revenue from existing members, the impact of our investments in adjacent markets businesses, our future organic growth and acquisition strategies, the impact of our subsidiary reorganization on our expected effective income tax rate, the payment of dividends at current levels, or at all, the timing and number of shares repurchased from time to time under our share repurchase programs, and our evaluation of strategic alternatives are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “remains committed to,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2023, which will be filed soon after this presentation. Premier’s periodic and current filings with the SEC are available on the company’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast includes certain “adjusted” or “non-GAAP” financial measures as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Overview Michael J. Alkire President and Chief Executive Officer Financial and Operational Review Craig McKasson Chief Administrative and Chief Financial Officer

Agility and Dedication in an Incredibly Fluid Healthcare Environment Fiscal Year 2023 results reflect dedication of team in an incredibly fluid healthcare environment Achieved total net revenue of $1.3 billion, adjusted EBITDA of $499.8 million, and $264.4 million in free cash flow that equated to 53% of adjusted EBITDA this fiscal year. Continued strength of our member network, with a 98% GPO retention rate and a 94% technology, or SaaS Institutional, renewal rate. Overwhelming 99% of c-suite members surveyed “better positioned for the future with Premier by their side.” Moving forward with intention on strategic alternatives Sale of our non-healthcare GPO operations to OMNIA Partners for approximately $800 million in cash. Premier businesses can create significant value that can be reinvested in high-return solutions or to return value to stockholders. Outside advisors, our Board and Management team continue to evaluate other potential actions to unlock value for our stakeholders.

Fiscal 4Q23 Highlights: Technology-Enabling for Better, Smarter Healthcare Progress this year on artificial intelligence and technology-enablement: Ensuring on-time payments for suppliers and unlocking working capital for providers through AI-enabling the entire purchasing to payments process with Remitra. Technology-enabled the predictability of supply chain shortages with 90% accuracy. Expanding clinical decision support offering to help members realize millions of dollars of value through accurate coding and documentation. Disrupting and automating the timely and manual prior authorization process. Signed an end-to-end clinical trial with one of the top 10 largest pharmaceutical companies in the world.

Fiscal 4Q23 financial highlights Adjusted EBITDA* increased 8% to $132.6 million Performance Services segment net revenue increased 4% to $112.3 million, primarily driven by growth in consulting services and certain of the company’s adjacent markets businesses GAAP net income of $18.9 million; $0.18 per fully diluted share Adjusted net income* and adjusted EPS* each increased 11% to $81.7 million and $0.68, respectively Supply Chain Services segment net revenue of $228.1 million decreased 2% Net administrative fee revenue increased 3% Direct sourcing products revenue decreased 12% *Refer to Appendix for adjusted EBITDA, adjusted net income, adjusted earnings per share reconciliations to GAAP equivalents. (Compared with fiscal 4Q22) Total net revenue of $340.4 million was flat primarily due to the impact of excess market supply on direct sourcing products revenue offset by growth in net administrative fees and Performance Services revenue

Strong financial position with flexible balance sheet Cash flow from operations of $444.5 million Free cash flow* of $264.4 million Cash and cash equivalents of $89.8 million Outstanding borrowings of $215.0 million on $1.0 billion, five-year unsecured, revolving credit facility at June 30, 2023; repaid full outstanding balance in July and August 2023 *See free cash flow reconciliation to GAAP equivalent in Appendix. (As of and for the year ended June 30, 2023) Paid quarterly dividends to stockholders totaling $100.2 million in fiscal 2023

Remain focused on executing longer-term strategy Stable and resilient business Well-positioned through combination of deep member relationships and comprehensive and scalable technology platform powered by vast healthcare data to deliver meaningful solutions to members and market Generate significant cash flows with flexible balance sheet and strong financial position Focused on executing longer-term strategy to create value for stakeholders

Appendix

Use of Forward-looking Non-GAAP Financial Measures The company does not meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for the more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted earnings per share without unreasonable effort. This is due to the fact that future period non-GAAP guidance includes adjustments for items not indicative of our core operations, which may include, without limitation, items included in the supplemental financial information for reconciliation of reported GAAP results to non-GAAP results. Such items include strategic- and acquisition-related expenses for professional fees; mark to market adjustments for put options and contingent liabilities; gains and losses on stock-based performance shares; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the company believes to be non-indicative of its ongoing operations. Such adjustments may be affected by changes in ongoing assumptions, judgements, as well as nonrecurring, unusual or unanticipated charges, expenses or gains/losses or other items that may not directly correlate to the underlying performance of our business operations. The exact amount of these adjustments is not currently determinable but may be significant.

Fiscal 2023 and 2022 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended June 30, Year Ended June 30, 2023 2022 2023 2022 Net income $18,905 $30,711 $174,887 $268,318 Interest expense, net 2,711 2,677 14,470 11,142 Income tax expense 15,345 18,488 75,111 58,582 Depreciation and amortization 20,538 22,297 85,691 85,171 Amortization of purchased intangible assets 12,687 11,046 48,102 43,936 EBITDA 70,186 85,219 398,261 467,149 Stock-based compensation (2,504) 8,580 14,355 46,809 Acquisition- and disposition-related expenses 5,559 1,171 17,151 11,453 Strategic initiative and financial restructuring-related expenses 2,843 8,691 13,831 18,005 Impairment of assets 56,718 18,829 56,718 18,829 Gain on FFF Put and Call Rights — — — (64,110) Other reconciling items, net (221) 285 (533) 547 Adjusted EBITDA $132,581 $122,775 $499,783 $498,682

Fiscal 2023 and 2022 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended June 30, Year Ended June 30, 2023 2022 2023 2022 Income before income taxes $34,250 $49,199 $249,998 $326,900 Equity in net income of unconsolidated affiliates (1,521) (6,340) (16,068) (23,505) Interest expense, net 2,711 2,677 14,470 11,142 Gain on FFF Put and Call Rights — — — (64,110) Other (income) expense, net (2,587) 7,470 (6,307) 9,646 Operating income 32,853 53,006 242,093 260,073 Depreciation and amortization 20,538 22,297 85,691 85,171 Amortization of purchased intangible assets 12,687 11,046 48,102 43,936 Stock-based compensation (2,504) 8,580 14,355 46,809 Acquisition- and disposition-related expenses 5,559 1,171 17,151 11,453 Strategic initiative and financial restructuring-related expenses 2,843 8,691 13,831 18,005 Equity in net income of unconsolidated affiliates 1,521 6,340 16,068 23,505 Deferred compensation plan expense (income) 2,274 (7,478) 5,422 (9,401) Impairment of assets 56,718 18,829 56,718 18,829 Other reconciling items, net 92 293 352 302 Adjusted EBITDA $132,581 $122,775 $499,783 $498,682 Segment Adjusted EBITDA Supply Chain Services $128,203 $119,269 $499,431 $500,854 Performance Services 36,272 37,661 123,859 126,938 Corporate (31,894) (34,155) (123,507) (129,110) Adjusted EBITDA $132,581 $122,775 $499,783 $498,682

Fiscal 2023 and 2022 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended June 30, Year Ended June 30, 2023 2022 2023 2022 Net income attributable to stockholders $21,463 $29,903 $175,026 $265,867 Net (loss) income attributable to non-controlling interest (2,558) 808 (139) 2,451 Income tax expense 15,345 18,488 75,111 58,582 Amortization of purchased intangible assets 12,687 11,046 48,102 43,936 Stock-based compensation (2,504) 8,580 14,355 46,809 Acquisition- and disposition-related expenses 5,559 1,171 17,151 11,453 Strategic initiative and financial restructuring-related expenses 2,843 8,691 13,831 18,005 Impairment of assets 56,718 18,829 56,718 18,829 Gain on FFF Put and Call Rights — — — (64,110) Other reconciling items, net 825 1,795 4,345 7,284 Adjusted income before income taxes 110,378 99,311 404,500 409,106 Income tax expense on adjusted income before income taxes 28,698 25,821 105,170 106,368 Adjusted Net Income $81,680 $73,490 $299,330 $302,738

Fiscal 2023 and 2022 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited) (In thousands) Year Ended June 30, 2023 2022 Net cash provided by operating activities $444,543 $444,234 Purchases of property and equipment (82,302) (87,440) Early termination payments to certain former limited partners that elected to execute a Unit Exchange Agreement (97,806) (95,948) Free Cash Flow $264,435 $260,846

Fiscal 2023 and 2022 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) (In thousands, except per share data) Three Months Ended June 30, Year Ended June 30, 2023 2022 2023 2022 Net income attributable to stockholders $21,463 $29,903 $175,026 $265,867 Net (loss) income attributable to non-controlling interest (2,558) 808 (139) 2,451 Income tax expense 15,345 18,488 75,111 58,582 Amortization of purchased intangible assets 12,687 11,046 48,102 43,936 Stock-based compensation (2,504) 8,580 14,355 46,809 Acquisition- and disposition-related expenses 5,559 1,171 17,151 11,453 Strategic initiative and financial restructuring-related expenses 2,843 8,691 13,831 18,005 Impairment of assets 56,718 18,829 56,718 18,829 Gain on FFF Put and Call Rights — — — (64,110) Other reconciling items, net 825 1,795 4,345 7,284 Adjusted income before income taxes 110,378 99,311 404,500 409,106 Income tax expense on adjusted income before income taxes 28,698 25,821 105,170 106,368 Adjusted Net Income $81,680 $73,490 $299,330 $302,738

Fiscal 2023 and 2022 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) (In thousands, except per share data) Three Months Ended June 30, Year Ended June 30, 2023 2022 2023 2022 Weighted average: Common shares used for basic and diluted earnings per share 119,064 118,001 118,767 120,220 Potentially dilutive shares 997 1,759 1,122 1,448 Weighted average shares outstanding - diluted 120,061 119,760 119,889 121,668 Basic earnings per share attributable to stockholders $0.18 $0.25 $1.47 $2.21 Net (loss) income attributable to non-controlling interest (0.02) 0.01 — 0.02 Income tax expense 0.13 0.16 0.63 0.49 Amortization of purchased intangible assets 0.11 0.09 0.41 0.37 Stock-based compensation (0.02) 0.07 0.12 0.39 Acquisition- and disposition-related expenses 0.05 0.01 0.14 0.10 Strategic initiative and financial restructuring-related expenses 0.02 0.07 0.12 0.15 Impairment of assets 0.48 0.16 0.48 0.16 Gain on FFF Put and Call Rights — — — (0.53) Other reconciling items, net 0.01 0.02 0.04 0.06 Impact of corporation taxes (0.24) (0.22) (0.89) (0.88) Impact of dilutive shares (0.02) (0.01) (0.02) (0.05) Adjusted EPS $0.68 $0.61 $2.50 $2.49